UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Citizens First Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIZENS FIRST CORPORATION

1065 Ashley Street, Suite 200

Bowling Green, Kentucky 42103

April 12, 2010

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders, which will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Thursday, May 20, 2010, at 3:30 p.m. Central Time.  I sincerely hope that you will be able to attend the meeting and I look forward to seeing you.

The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting.  We will also report on our operations for the year ended December 31, 2009 and the first quarter of 2010.  Your attention is directed to the proxy statement accompanying the notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible.  This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs.  If you decide later to attend the meeting, you may withdraw your proxy and vote your shares in person.

Sincerely,

/s/ Todd Kanipe
Todd Kanipe
President and Chief Executive Officer

CITIZENS FIRST CORPORATION

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2010

The 2010 Annual Meeting of Shareholders of Citizens First Corporation will be held on Thursday, May 20, 2010 at 3:30 p.m. Central Time at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, for the following purposes:

1.             To elect four persons to serve as Class I directors for three year terms ending in 2013 and until their successors are elected and qualify;

2.             To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.             To approve a non-binding advisory proposal on the compensation of Citizens First’s named executive officers as described in the proxy statement; and

4.             To transact any other business as may properly come before the meeting or any adjournments of the meeting.

March 22, 2010 is the record date for the determination of shareholders entitled to notice of,  and to vote at, the annual meeting.  Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible.  Promptly returning your proxy card will help ensure the greatest number of shareholders are present, whether in person or by proxy.  If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.

By Order of the Board of Directors,

/s/ Todd Kanipe
Todd Kanipe
President and Chief Executive Officer

Bowling Green, Kentucky
April 12, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to be Held on May 20, 2010

In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the internet of our proxy materials related to the annual meeting described above. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible Web site.

The notice of 2010 annual meeting of shareholders, this proxy statement, a proxy card and the Company’s annual report on Form 10-K are available on the internet at http://www.cfpproxy.com/4863.

CITIZENS FIRST CORPORATION

1065 Ashley Street, Suite 200

Bowling Green, Kentucky 42103

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held on May 20, 2010

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2010 Annual Meeting of Shareholders (the “Meeting”) of Citizens First Corporation (the “Company”) to be held at 3:30 p.m. Central Time on Thursday, May 20, 2010 at the Carroll Knicely Institute for Economic Development and Public Service — South Campus, 2355 Nashville Road, Bowling Green, Kentucky, and at any adjournments thereof.

The close of business on March 22, 2010 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.  This proxy statement and the accompanying proxy card are being first sent or given to shareholders on or about April 12, 2010.

As of the close of business on March 22, 2010, the Company had 5,000,000 shares of common stock, no par value (“Common Stock”) authorized, of which 1,968,777 shares were issued and outstanding, and 500 shares of preferred stock, no par value, authorized, of which 250 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and 250 shares of Cumulative Convertible Preferred Stock (“Convertible Preferred Stock”) were issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters that may come before the Meeting.  Pursuant to the Company’s Amended and Restated Articles of Incorporation, none of the issued and outstanding shares of the Series A Preferred Stock or the Convertible Preferred Stock entitle a holder thereof to a vote upon any of the matters to be presented at the Meeting.

IMPORTANT MEETING AND VOTING INFORMATION

Internet Availability of Proxy Materials

The notice of 2010 annual meeting of shareholders, proxy statement, proxy card and annual report on Form 10-K are available on the internet at the following website: http://www.cfpproxy.com/4863.

Voting Procedures

If the accompanying proxy card is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon.  If no contrary directions are given, the shares will be voted:

•      FOR the election of the nominees for director named in this proxy statement;

•      FOR the ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

•      FOR approval of a non-binding advisory proposal on the compensation of the Company’s named executive officers as described in this proxy statement; and

•      In the discretion of the persons appointed as proxies as to all other matters properly brought before the Meeting and any adjournments thereof.

If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted FOR a substitute nominee selected by the Board of Directors.

Revocability of Proxies

Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of Citizens First Corporation at the address shown above or by delivering a later dated proxy or by voting in person at the Meeting.

Shareholder Approval Requirements

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company as of the record date will constitute a quorum for the transaction of business at the Meeting. Proxies that are returned to us where brokers have received instruction to vote on one or more proposals but do not vote on other proposals are referred to as “broker non-votes”. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. Abstentions and broker non-votes are not counted in determining the number of votes required for the election of a director or passage of any other matter submitted to shareholders. Unlike prior annual meetings, as a result of recent changes in the rules of the New York Stock Exchange, if your broker does not receive instructions from you, your broker will not be able to vote your shares in the election of directors, resulting in a broker non-vote.  In addition, without instruction, your broker will not be able to vote your shares with respect to the proposal to approve the compensation of the Company’s named executive officers.  Therefore, it is very important that you instruct your broker how you wish your shares to be voted on both of these matters.

Under Kentucky law, the affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Meeting is required for the election of directors which means the nominees who receive the largest number of properly cast votes will be elected as directors A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum.  Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

The approval of the compensation of the Company’s named executive officers and ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year and any other matter other than that enumerated above that properly comes before the Meeting will also be approved if the number of shares of Common Stock voted in favor of the proposal exceeds the number of shares of Common Stock voted against it.  A properly executed proxy marked “abstain” with respect to a proposal will not be voted on a proposal, although it will be counted in determining whether there is a quorum.  Therefore, abstentions and broker non-votes on the approval of the compensation of the Company’s named executive officers or ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm and any other proposal that comes before the Meeting will have no effect on whether the proposals are approved so long as a quorum is present.

Proxy Solicitation

Although the Company does not currently plan to engage a proxy solicitation firm, the Company will pay the cost of proxy solicitation.  Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of Common Stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

Shareholder Proposals for Next Year’s Meeting

Any proposal that a shareholder may desire to be included in the Board of Directors’ proxy statement for presentation at the 2011 annual meeting of shareholders must be received not later than December 10, 2010 in order to be considered for inclusion.  All such proposals should be sent to the Secretary of Citizens First Corporation at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.  After this date, a shareholder who intends to raise a proposal to be acted upon at the 2011 annual meeting of shareholders but who does not desire to include the proposal in the 2011 proxy statement must inform the Company in writing no later than March 20, 2011.  Shareholder proposals submitted after March 20, 2011 will be considered untimely under our Bylaws and the Board may exclude such proposals from being acted upon at the 2011 annual meeting of shareholders.  If the Board of Directors elects not to exclude such proposals from consideration at the meeting (although not included in the proxy statement), the proxy solicited by us for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each of the following directors, or nominee for director, is “independent,” within the meaning of Nasdaq Listing Rule 4200(a)(15):  Barry D. Bray, Sarah Glenn Grise, Chris Guthrie, James R. Hilliard, John J. Kelly, III, Amy Milliken, Steve Newberry, John T. Perkins, Jack Sheidler, John Taylor, Fred Travis and Kevin Vance.

Process for Identifying Candidates

The Governance Committee seeks to identify potential candidates for membership on the Board of Directors through existing members of the Board, senior management and other members of the community.  The Governance Committee also considers nominees proposed by the Company’s shareholders in accordance with the provisions contained in the Company’s Bylaws.  Under the Bylaws, any shareholder may nominate a person for election to the Company’s Board at the annual meeting of shareholders, provided that the nomination is received by the Company not less than 60 days prior to the date of the annual meeting of shareholders.  Each nomination submitted in this manner must include the name and address of the nominee(s) and his or her age, business and residence addresses, principal occupation, number of shares of our common stock beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee.  In addition, the nominating shareholder must provide his or her name and address and the number of shares of our common stock beneficially owned by the shareholder.

Director Qualifications and Evaluation of Candidates

The Governance Committee may consider whatever factors it deems appropriate in its assessment of a candidate for board membership.  Candidates nominated to serve as directors will, at a minimum, in the Governance Committee’s judgment,

•      fulfill the needs of the Board of Directors at the time in terms of age, experience and expertise,

•      possess the background and ability to contribute to the performance by the Board of its responsibilities through senior executive management experience and/or a record of relevant civic and community leadership, and

•      be able to represent the interests of the Company and all of its shareholders.

In addition to the general skills stated above, the directors must not have any interests that would materially impair their ability to exercise independent judgment, or otherwise discharge the fiduciary duties owed as a director to the Company and its shareholders.  Our directors have demonstrated significant achievement and generally have significant management experience in one or more fields of business, professional, governmental, community and educational endeavors.  Our directors have sound judgment as a result of their management or policy making experience and demonstrate an ability to function effectively in an oversight role.  Give the tenure of most of the directors on our Board, they have a general appreciation regarding major issues facing public companies.  These experiences make each of our directors and director nominees well qualified to be a member of the Company’s Board.

The Company does not have a current formal diversity policy.  However, the Board seeks members with diverse professional backgrounds and the Board also reviews the requisite skills and characteristics of Board members as well as the composition of the Board as a whole.

Board Leadership Structure

In accordance with our Bylaws, our Board of Directors elects our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons.  The Board does not have a policy, one way or the other, on whether the role of the Chairman and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee.  Under its charter, the Governance Committee periodically reviews and recommends to the Board the leadership structure of the Board.  Currently, our Chief Executive Officer and our Chairman are held by separate persons.  After careful consideration, the Governance Committee has determined that the current Board structure separating the Chief Executive Officer and Chairman positions is the most appropriate leadership structure for the Company and its shareholders.

Risk Oversight

The Board is charged with providing oversight of the Company’s risk management processes.  The Audit Committee is primarily responsible for overseeing the risk management function at the Company on behalf of the Board.  In carrying out its responsibilities, the Audit Committee works closely with the Company’s risk management officers.  The Audit Committee meets at least quarterly with members of management and receives a comprehensive report on risk management, including management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others) and the processes in place to monitor and control such exposures.  The Audit Committee also receives updates between meetings from the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters.  The Audit Committee provides a report on risk management to the full Board on at least a quarterly basis.

In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility.  For example, the Compensation Committee considers the risks that may be implicated by our compensation programs.

Communications with Shareholders

Our Board of Directors welcomes communications from shareholders and has established a procedure for receipt of such communications.  Shareholders may send communications to the Board of Directors, or to any director in particular, in care of Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.  Any correspondence to the Board of Directors, or to any director in particular, will be forwarded by the Company to the addressee, without review by management.

Code of Conduct

The Board of Directors has adopted a Code of Conduct that applies to our principal executive, financial and accounting officers and persons performing similar functions, as well as all other directors and employees.  The Company will provide to any person without charge, upon request, a copy of the Company’s Code of Conduct.  Requests should be directed to Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Amended and Restated Articles of Incorporation and Bylaws currently provide that the Board of Directors shall consist of not less than five nor more than eighteen directors and shall be divided into three classes, each consisting as nearly equal in number as practicable.  Presently, the Board has thirteen members, with Class I consisting of four directors, Class II consisting of five directors and Class III consisting of four directors.

At the Meeting, shareholders will vote to elect four persons to serve as Class I directors to hold office for a term of three years expiring at the 2013 Annual Meeting of Shareholders and thereafter until their respective successors are duly elected and qualified.  The terms of Class I directors Steve Newberry, Jack Scheidler, John Taylor and Fred Travis expire at the Meeting.  The Governance Committee has recommended, and the Board has approved, the nomination of Steve Newberry, Jack Scheidler, John Taylor and Fred Travis for election at the Meeting.  All of the nominees have agreed to serve if elected.  With each shareholder having one vote per share of Common Stock to cast for each nominee, the nominees receiving the greatest number of votes will be elected.

Unless a proxy is marked otherwise, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of the election of the Class I directors named below.  The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director.  If any nominee should become unavailable before the Meeting, the persons named in the enclosed proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors.

All of the Company’s directors also currently serve as directors of the Bank.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED DIRECTOR NOMINEES.

Nominees for Election to the Board

The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions for SEC reporting companies held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualification, attributes or skills that caused the Governance Committee and the Board to determine that the person should serve as a director for the Company.

Class I Directors-Terms to Expire in 2010:

Steve Newberry (47)	Director since 2008

Mr. Newberry is the President and Chief Executive Officer of Commonwealth Broadcasting Corporation, a 22 station radio broadcast group with facilities throughout Kentucky.  Active in community and industry affairs, Mr. Newberry has held a number of leadership positions in the broadcast industry. He presently serves as vice-chairman of the National Association of Radio Broadcasters board of directors and is a past president of the Kentucky Broadcasters Association.  Mr. Newberry also serves as a member of the board of directors of the Radio Advertising Bureau, was the founding chair of the Small Market Operators Caucus and is a frequent presenter at national and state broadcast association conventions.  Mr. Newberry served for six years as a member of the national board of trustees of America’s Public Television Stations and for five years as chairman of the Authority for Kentucky Educational Television.  In addition to his broadcast activities, Mr. Newberry served as executive director of the Glasgow-Barren County Industrial Development Economic Authority and presently serves as chairman of that organization. He has also served as president of the Glasgow Rotary Club and as chair of the local United Way campaign.  Mr. Newberry received his Bachelor of Arts degree from the University of Kentucky.

Jack Sheidler (53)	Director since 2002

Mr. Sheidler has been a real estate developer of retail, multi-family and office properties in Kentucky, Oklahoma and Tennessee since 1984.  He served as a director of Southern Kentucky Performing Arts Center for many years and is active in civic and nonprofit organizations in the community.

John Taylor (71)	Director since 2009

Mr. Taylor has been a partner and owner of Taylor Polson & Company, a public accounting firm in Glasgow, Kentucky, since 1970.  He is a past president of the Glasgow-Barren County Chamber of Commerce and the Kentucky Society of CPAs.  Mr. Taylor received a Bachelor of Science degree from Western Kentucky University and served in the Kentucky Air National Guard for nine years.

Fred Travis (75)	Director since 2008

Mr. Travis retired as former Barren County Judge Executive in 2002 and as a partner in Ideal Hardware Company and Glasgow Trading Center in 1997.  Mr. Travis’ involvement in his community is extensive and includes service as president of the Junior Chamber of Commerce and the Glasgow Chamber of Commerce, chairman of the Industrial Development Economic Authority, a member of the Western Kentucky University Board of Regents, chairman of the Glasgow Independent School District and a director of the College Heights Foundation.  Mr. Travis previously served as a member of the board of directors of New Farmers National Bank and Kentucky Banking Center, as well as Chairman of the Board of Area Bank Glasgow.  Mr. Travis graduated from Centre College before becoming a Captain in the United States Marine Corps.

Continuing Directors Until 2011 Meeting

Class II Directors-Terms to Expire in 2011

Barry D. Bray (64)	Director since 1999

Mr. Bray concluded a 34 year career in the banking industry when he retired in 2004.  From 1998 to 2004, Mr. Bray served as Vice President — Chief Credit Officer of the Company, where he was responsible for all aspects of retail, commercial and mortgage lending.  Prior to that, Mr. Bray served as Executive Vice President — Chief Credit Officer of Trans Financial Bancorp, Inc. for 17 years.  Prior to joining Trans Financial, he was employed for ten years as a national bank examiner  by the Office of the Comptroller of the Currency.  Mr. Bray is a graduate of the Xavier University with a Bachelor of Arts degree in Economics.  He is also a graduate of the School of Banking of the South, Louisiana State University and Robert Morris Associates Senior Lending School.

Sarah Glenn Grise (53)	Director since 2002

Ms. Grise is a civic volunteer having previously served  for 18 years as General Manager of TKR Cable of Southern Kentucky.  Ms. Grise has served on the board of directors of Houchens Industries, Inc., Bowling Green, Kentucky, since 1995 and in leadership positions for numerous nonprofit and civic organizations. Ms. Grise holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Chris B. Guthrie (43)	Director since 2004

Since 1994, Mr. Guthrie has been the President of Trace Die Cast, Inc., a manufacturer of aluminum die castings located in Bowling Green, Kentucky.  Mr. Guthrie received a Bachelor of

Arts degree in Economics from Northwestern University in 1990 and a Master of Science degree in Management from Stanford University in 1999.

Amy Milliken (38)	Director since 2009

Ms. Milliken is the County Attorney for Warren County, Kentucky and began her prosecutorial career immediately upon being admitted to the Kentucky Bar in 1996 as an Assistant Warren County Attorney.  Ms. Milliken is on the board of directors of the Bowling Green Chamber of Commerce and serves and has served in leadership positions for a number of nonprofit and civic organizations, including the Dream Factory of Bowling Green, the Warren County Domestic violence Council, Hope Harbor, the Child Advocacy Center, CASA, Leadership Bowling Green, vice president of the Kentucky Association of County Attorneys and the executive board of the Juvenile Justice Advisory Board.  Ms. Milliken received a Bachelor of Arts degree from Western Kentucky University in 1991 and a J.D. from Salmon P. Chase College of Law in 1995.

John T. Perkins (67)	Director since 1998

Mr. Perkins concluded a 36 year career in the banking industry when he retired as Executive Vice President — Chief Operating Officer of the Company in 2001.  Prior to that, Mr. Perkins owned a bank consulting company for three years and served as Executive Vice President — Chief Operating Officer of Trans Financial Bancorp, Inc. for over 20 years.

Continuing Directors Until 2012 Meeting

Class III Directors-Terms to Expire in 2012

James R. Hilliard (53)	Director since 2009

Since 1995, Mr. Hilliard has served as President of Air Gas MidAmerica, a distributor of welding gases and supplies headquartered in Bowling Green, Kentucky.  He served in various capacities with that company and its predecessors since 1975.  Mr. Hilliard received a Bachelor of Science degree in Business Administration from Western Kentucky University in 1982.

M. Todd Kanipe (41)	Director since 2009

Mr. Kanipe was appointed President and Chief Executive Officer of the Company in June 2009. Mr. Kanipe has over 18 years of banking experience, having joined the Company in 1999 as Vice President and Trust Relationship Manager.  In 2004, he was named Executive Vice President, Credit Administration of the Company and the Bank.  Mr. Kanipe also served as Executive Vice President, Finance from January 2008 to September 2008.  Prior to joining the Company, he was a senior relationship manager with Trans Financial Bank. Mr. Kanipe is active in the Bowling Green community, having served on the board of directors of American Red Cross and Big Brothers & Sisters.  Mr. Kanipe is a graduate of Western Kentucky University where he earned a Bachelor of Science degree in Finance.  He is a graduate of the Cannon Personal Trust School and the Kentucky Schools of Banking and Commercial Lending.

John J. Kelly, III (75)	Director since 2003

Dr. Kelly has been a practicing dentist since 1959.  Dr. Kelly has been active in civic and community affairs in Simpson County, Kentucky, serving as a city council member, as a member of the board of zoning adjustment, as a director of the Chamber of Commerce, the Water Company and Franklin Simpson Renaissance, Inc. (the Simpson County downtown redevelopment agency), and as an advisory board member for Regions Bank Franklin. Dr. Kelly graduated from the University of Kentucky and received his DMD from the University of Louisville Dental School.

Kevin Vance (46)	Director since 2008

Dr. Vance has been a veterinarian since 1988.  He was a founder and has been a senior partner of Hartland Animal Hospital, Horse Cave, Kentucky for over 17 years.  He currently serves on the board of the Kentucky Veterinary Medical Examiners and has served in a variety of leadership positions with community and nonprofit organizations, including as president and a director of the Hart County Cattlemen’s Association, as a director of the Hart County District Extension Council, as president and a director of the Hart County Chamber of Commerce and as a director of the Hart County Fair Board.  Mr. Vance received a Bachelor of Science degree from Western Kentucky University in 1984 and Doctor of Veterinary Medicine degree from Auburn University in 1988.

Meetings and Committees of the Board of Directors

In 2009, our Board of Directors had three standing committees:  the Audit Committee, the Compensation Committee and the Governance Committee.

The current members of the Audit Committee are Sarah Glenn Grise (Chairman), John Kelly, John Taylor, Freddie Travis and Kevin Vance.  The Audit Committee held six meetings in 2009.

The current members of the Compensation Committee are Bob Hilliard (Chairman), Barry Bray, Chris Guthrie, Amy Milliken, Steve Newberry, John Perkins and Kevin Vance.  The Compensation Committee met two times in 2009.

The current members of the Governance Committee are Steve Newberry (Chairman), Barry Bray, Bob Hilliard, John Kelly, Jack Sheidler, John Taylor and Freddie Travis.  The Governance Committee met one time in 2009.

12 meetings of the Board of Directors were held during 2009.  All of our directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served except for Chris Guthrie and Bob Hilliard.  We encourage each member of the Board of Directors to attend the annual meetings of shareholders. All of our directors attended the 2009 Annual Meeting of Shareholders.

Executive sessions, or meetings of outside directors without management present, are held at regular intervals for both the Board and the Committees.  Mr. Sheidler, as the Chairman of the Company, serves as the presiding director of the executive session meetings of the non-management directors of the Board.  The Board meets in executive session a minimum of four times each year.

Audit Committee. The Audit Committee consists of five directors, each of whom satisfies the independence requirements set forth in NASD Rules 4200(a)(15) and 4350.  The Board of Directors has also determined that director John Taylor qualifies for and currently serves as the Committee’s “audit committee financial expert,” as defined in Item 407(d) of SEC Regulation S-K.  The Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of our independent registered public accounting firm.  It is also responsible for meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor.  In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board of Directors with respect to financial reporting and accounting practices, policies, controls and safeguards.  The Audit Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.

Compensation Committee. The Compensation Committee consists of seven directors, each of whom satisfies the independence requirements set forth in NASD Rule 4200(a)(15).  The Compensation Committee establishes the compensation arrangements for our executive officers.  The Committee also administers the Company’s stock option plans.  The Company’s executive management supports the Compensation Committee by preliminarily determining compensation increases and providing data to the Committee for analysis.  In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist the Committee.  All of the decisions with respect to the Company’s executive compensation are made by the Compensation Committee alone and may reflect factors and considerations other than, or that may differ from, the information and recommendations provided by management.  The Compensation Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the Charter of the Compensation Committee is attached to this proxy statement as Appendix A.

Governance Committee. The Governance Committee consists of four directors, each of whom satisfies the independence requirements set forth in NASD Rule 4200(a)(15).  The Governance Committee identifies and recommends nominees for election to the Board, and oversees matters of corporate governance processes, including Board performance.

The Governance Committee’s duties specifically include:

•                  screening and recommending candidates as nominees for election to the Board of Directors;

•                  overseeing the process whereby Board and committee performance is evaluated;

•                  overseeing the training and orientation of directors;

•                  recommending committee assignments;

•                  recommending the appropriate skills and characteristics required of new Board members; and

•                  overseeing compliance with the Company’s Code of Conduct.

The Governance Committee operates pursuant to a written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.

Director Compensation.  In 2009, we provided the following compensation to our non-employee directors:

Name	Fees Earned or Paid in Cash($)
Jerry E. Baker	$2,000
Barry D. Bray	$6,000
Floyd H. Ellis	$2,500
Sarah Glenn Grise	$6,000
Chris Guthrie	$4,500
Bob Hilliard	$3,000
John J. Kelly, III	$6,000
Steve Newberry	$3,500
John T. Perkins	$5,500
Jack Sheidler	$6,000
John Taylor	$4,500
Fred Travis	$5,500
Kevin Vance	$6,000

In 2009, our non-employee directors received $500 per month for each month in which they attended a Board of Directors’ or Board committee meeting.  In 2010, our non-employee directors will receive $250 per month for each month in which they attend a Board of Directors’ meeting.  Directors may also receive community board fees ranging from $200 to $250 per meeting.  We also reimburse non-employee directors for the expenses they incur to attend the meetings.  Directors do not receive separate compensation for serving on the Board of Directors of Citizens First Bank.

In 2003, the Board of Directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Non-Employee Directors.  This plan provides for the issuance to our non-employee directors of options to purchase up to an aggregate of 44,100 shares of our Common Stock.  A total of 30,389 options have been granted under the 2003 Stock Option Plan for Non-Employee Directors.  No options were granted under the plan in 2009.  At December 31, 2009, the directors had outstanding options to purchase shares of Common Stock under the plan as follows:  Ms. Grise and Messrs. Kelly and Sheidler — 2,128; Messrs. Bray, Guthrie and Perkins — 1,577; and Messrs. Newberry, Travis and Vance — 500.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company, as recommended and approved by the Audit Committee, is recommending to the shareholders the ratification of the appointment of the accounting firm of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The firm of Crowe Horwath LLP has served as the Company’s auditors since 2005.  A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.  For a discussion of the fees paid Crowe Horwath LLP for the 2009 and 2008 fiscal years, see “Independent Registered Public accounting Firm” below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

On February 17, 2009, the American Recovery and Reinvestment  Act of 2009 (the “ARRA”) was enacted.  The ARRA requires, among other things, every participant in the Troubled Asset Relief Program Capital Purchase Program which has issued senior preferred shares and a related warrant to the U.S. Treasury Department to permit an advisory (non-binding) shareholder vote on the compensation of the participant’s executives. The SEC requires participants in the Capital Purchase Program to submit this proposal to shareholders annually for their approval of the executive compensation arrangements as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in their proxy statements.

This proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation program by voting on the following resolution:

“Resolved, that the shareholders approve the overall executive compensation policies and procedures employed by the Company, as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in the Company’s Proxy Statement for its 2010 Annual Meeting.”

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required

The affirmative vote of a plurality of the votes cast by the holders of the Company’s common stock present or represented at the Meeting and entitled to vote is required to approve this proposal.  Proxies received by the Company and not revoked prior to or at the Meeting will be voted in favor of this non-binding proposal unless otherwise instructed by the shareholder.  Abstentions and shares not voted by shareholders of record present or represented at the Meeting and entitled to vote, as well as shares not voted by brokers and other entities holding shares on behalf of beneficial owners, will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS RESOLUTION.

EXECUTIVE MANAGEMENT INFORMATION

Our executive officers, as listed below, are subject to re-election annually and serve at the pleasure of the Board of Directors.

Name	Age	Present Positions with the Company and the Bank

M. Todd Kanipe	41

President and Chief Executive Officer and Director of the Company and Bank since July 2009; Executive Vice President, Credit Administration since October 2008; Executive Vice President, Credit Administration and Finance of the Company and the Bank from January 2008 through September 2008; from 2004 through 2007, Executive Vice President and Chief Credit Officer of the Company and the Bank; from 1999 through 2003, Vice President and Trust Relationship Manager for the Bank

Steve Marcum	53

Executive Vice President and Chief Financial Officer of the Company and the Bank since August 2009 and from October 2005 through January 2008; from January 2008 to August 2009, bank examiner at the Federal Deposit Insurance Corporation and senior manager with Holland CPAs, a Bowling Green, Kentucky public accounting firm

Carolyn Harp	64

Executive Vice President and Training Officer of the Company and the Bank since September 2009; Executive Vice President and Chief Operating Officer of the Company and the Bank from 2005 through August 2009; from 1999 through 2004, Chief Operating Officer of the Bank

Kim M. Thomas	39

Executive Vice President and President, Community Banking of the Company and the Bank since January 2008; from 2005 through 2007, Executive Vice President and Chief Marketing Officer of the Company and the Bank; from 1999 through 2004, Vice President of Marketing and commercial banking officer of the Bank

Tonia Harris	43

Executive Vice President, Human Resources of the Company and the Bank since January 2008; Senior Vice President — Human Resources of the Company and the Bank from 2005 through 2007; from 2003 through 2005, Vice President of Service One Credit Union

Named Executive Officer Compensation

The following table provides information concerning compensation paid or accrued by the Company and Citizens First Bank to or on behalf of each person who served as our President and Chief Executive Officer in 2009 and each other executive officer who had annual salary and bonus that exceeded $100,000 in 2009 (the “named executive officers”).

Summary Compensation Table

				Non-Equity
			Option	Incentive Plan	All Other
Name and			Awards	Compensation	Compensation
Principal Position	Year	Salary($)	($)(1)	($)	($)(2)	Total($)

M. Todd Kanipe	2009	$196,166	—	—	$15,009	$211,175
President and Chief Executive Officer	2008	$153,544	$9,229	—	$12,717	$175,490
	2007	$152,582	$15,724	$11,569	$13,609	$193,484

Mary D. Cohron (3)	2009	$104,641	—	—	$237,212	$341,853
Former President and Chief Executive Officer	2008	$200,000	$12,903	—	$20,708	$233,611
	2007	$198,488	$22,744	$19,282	$21,400	$261,914

(1)         No option awards were granted and no option expense accrued in 2009.

(2)         Other compensation for 2009 includes: (a) the match of up to 4% of the officer’s salary under the 401(k) Plan ($3,943 for Ms. Cohron and $7,510 for Mr. Kanipe); (b) the cost of life insurance premiums paid on behalf of the officer ($168 for Ms. Cohron and $258 for Mr. Kanipe); (c) the portion of the cost of health insurance coverage for such officer that is paid by Citizens First ($5,641 for Ms. Cohron and $5,641 for Mr. Kanipe); (d) an automobile allowance of $1,661 for Ms. Cohron and $1,600 for Mr. Kanipe; and  (e) $225,798 for Ms. Cohron pursuant to the Separation Agreement between the Company and Ms. Cohron described below.

(3)         Ms. Cohron’s employment with the Company terminated on April 22, 2009.

Outstanding Equity Awards at Fiscal Year-End 2009

	Number of Securities Underlying Unexercised Options(#)		Number of Securities Underlying Unexercised Options(#)	Option Exercise Price	Option Expiration
Name	Exercisable		Unexercisable	($)	Date

M. Todd Kanipe	6,615	(1)	—	$12.93	01/14/14
	3,749	(2)	—	$13.65	01/12/15
	4,095	(3)	—	$18.82	02/21/16

(1) The options are exercisable in three equal annual installments commencing January 14, 2005.

(2) The options are exercisable in three equal annual installments commencing January 12, 2006.

(3) The options are exercisable in three equal annual installments commencing February 21, 2007.

Employment Agreement.  The Company is a party to an employment agreement with M. Todd Kanipe which provides for Mr. Kanipe’s employment by us as President and Chief Executive Officer.  Mr. Kanipe’s employment agreement is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days notice to the other of its intent not to renew. The agreement provides for payment to Mr. Kanipe of an annual salary of $200,000, four weeks vacation annually, a monthly automobile allowance and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement may be terminated by the Company upon 60 days notice for cause (as defined in the agreement). In the event the agreement is terminated with cause, Mr. Kanipe shall not be entitled to any further compensation following written notice of termination.  Mr. Kanipe may voluntarily terminate his employment upon 60 days notice. In the event the agreement is terminated by Mr. Kanipe, the Company will be obligated to pay Mr. Kanipe the value of accrued fringe benefits through the date of termination.  In the event of Mr. Kanipe’s termination of the agreement, he will be prohibited for six months from rendering any services to any banking institution in Warren, Barren, Hart, and Simpson Counties in Kentucky and any county contiguous to Warren County.

Separation Agreement.  On April 22, 2009, the Company and Mary D. Cohron entered into a Separation Agreement and Release (“Separation Agreement”) that provided for the termination of Ms. Cohron’s employment as President and Chief Executive Officer of the Company and the Bank, and her resignation as a director of the Company and the Bank.  Ms. Cohron was employed by the Company and the Bank pursuant to an Employment Agreement dated March 14, 2005, as amended.  In connection with Ms. Cohron’s termination and resignation, Ms. Cohron’s Employment Agreement was terminated.  In return for Ms. Cohron’s agreement to various covenants and releases with the Company and the Bank contained in the Separation Agreement, including restrictions on engaging in activities in competition with the Company or the Bank in Warren County, Kentucky and all adjoining counties, for a period of 180 days, restrictions on disclosing confidential or proprietary information and releases of claims, the Separation Agreement provided for the Company to pay to Ms. Cohron (i) her normal salary through June 22, 2009, (ii) her 2009 unused vacation benefit and (iii) a lump sum payment of $204,000, each less applicable withholdings, and to continue to provide Ms. Cohron the group medical insurance coverage provided by the Company to Ms. Cohron as of the date of separation until the earlier of the date Ms. Cohron reaches age 65 or the date Ms. Cohron becomes eligible for medical coverage providing substantially similar coverage levels and benefits under a group medical plan provided by an employer that employs Ms. Cohron following her date of separation.  Alternatively, if the Company is prohibited from extending or maintaining group medical coverage for Ms. Cohron, then Ms. Cohron shall be entitled to secure other health care coverage and the Company will reimburse the cost of the premiums up to a maximum of $1,500 per month.

401(k) Plan.  We maintain a 401(k) plan for substantially all employees. Employees may voluntarily contribute to the plan. Historically we have matched employee contributions in an amount equal to 100% of the employee’s contributions up to 4% of the employee’s compensation.  We may also make an additional profit sharing contribution to the plan, subject to the discretion of the Board of Directors. There was no additional profit sharing contribution made for 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of holdings and transactions in our Common Stock with the Securities and Exchange Commission.  Based on our information, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our directors, officers and other beneficial owners for 2009 were timely met except as follows:  the Form 3s of Amy Milliken and John Taylor were filed late and one Form 4 of John Perkins was filed late.

Certain Transactions

Through Citizens First Bank, we have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates, including members of their families, corporation, partnerships or other organizations in which the directors and officers have a controlling interest.  It is our policy that these loans and other transactions be on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties.  We do not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to us.  Loans to individual directors and officers must also comply with our lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application.  Our policy is that all of our transactions with our affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party and will be approved by a majority of disinterested directors.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of April 1, 2010 (except as otherwise indicated below) regarding the beneficial ownership of our common stock by the only persons known by the Company to beneficially own more than five percent (5%) of the common stock, each director and director nominee of the Company, each named executive officer listed in the Summary Compensation Table in this proxy statement, and by all of our directors, director nominees and executive officers as a group.  Except as otherwise noted, each person is the record owner of and has sole voting and investment power with respect to the shares of common stock shown as beneficially owned by them.  The percentage of beneficial ownership is calculated based on 1,968,777 shares of common stock outstanding as of April 1, 2010.

		Shares that may be Acquired
Name	Common Shares Owned	Upon Exercise of Options(1)	Upon Conversion of Preferred Stock(2)	Total	Percent Owned of All Shares
Barry D. Bray (3)	30,884	1,577	18,203	50,664	2.6%
Sarah Glenn Grise (4)	5,695	2,128	—	7,823	*
Chris Guthrie	500	1,577	—	2,077	*
James R. Hilliard	12,506	—	—	12,506	*
M. Todd Kanipe (5)	4,300	14,459	—	18,759	*
John J. Kelly, III	525	2,128	—	2,653	*
Amy Milliken (6)	3,993	—	—	3,993	*
Steve Newberry (7)	3,779	500	—	4,279	*
John T. Perkins (8)	14,651	1,577	—	16,228	*
Jack Sheidler	36,383	2,128	18,203	56,714	2.9%
John Taylor	230	—	—	230	*
Fred Travis	100	500	—	600	*
Kevin Vance	4,730	500	—	5,230	*
Mary D. Cohron(9)	56,584	—	11,377	67,961	3.4%
Current directors and executive officers as a group (17 persons)	133,019	37,789	36,406	207,324	10.1%

5% or More Beneficial Owners
Service Capital Partners, LP (10)	194,000	—	—	194,000	9.9%
Service Capital Advisors (10)	194,000	—	—	194,000	9.9%
Dory Wiley (10)	194,000	—	—	194,000	9.9%
PRB Investors, L.P. (11)	102,911	—	—	102,911	5.2%
PRB Advisors, L.L.C. (11)	102,911	—	—	102,911	5.2%
Andrew P. Bergman (11)	102,911	—	—	102,911	5.2%
Stephen J. Paluszek (11)	114,777	—	—	114,777	5.8%
Billy J. Bell (12)	98,942	—	34,131	133,073	6.6%

* Less than 1.0%.
(1)	Represents shares that could be acquired upon the exercise of vested options within 60 days of March 22, 2010 (the record date of the Meeting).
(2)

Represents shares that could be acquired upon conversion of shares of Convertible Preferred Stock.  Shares of Convertible Preferred Stock have a stated value of $31,992 per share and are convertible into shares of our common stock at a price of $14.06 per share.   Shares of Convertible Preferred Stock are owned by our directors and named executive officers as follows:  Barry D. Bray — 8 shares; Jack Sheidler — 8 shares; Mary D. Cohron — 5 shares.

(3)	Includes 8,000 shares held by Mr. Bray’s wife.
(4)	Includes 1,357 shares held jointly with Ms. Grise’s husband.
(5)	Includes 1,300 shares held in an individual retirement account for the benefit of Mr. Kanipe’s wife.
(6)	Includes 56 shares held jointly with Ms. Milliken’s husband, 430 shares held by Ms. Milliken’s husband and 1,485 shares held by Ms. Milliken’s children.
(7)	Includes 3,779 shares held jointly with Mr. Newberry’s wife.
(8)	Includes 3,500 shares held in an individual retirement account for the benefit of Mr. Perkins’ wife.
(9)	Ms. Cohron’s employment as President and Chief Executive Officer of the Company terminated in April 2009.
(10)

Based upon information set forth in a Schedule 13G filed February 14, 2009 with the Securities and Exchange Commission (“SEC”). According to the filing, Service Equity Partners, LP and Service Equity Partners (QP), LP are the record owners of the shares. Service Capital Partners, LP is the general partner of Service Equity Partners, LP and Service Equity Partners (QP), LP. Service Capital Advisors is the general partner of Service Capital Partners, LP and Dory Wiley is a principal of Service Capital Advisors. According to the filing, Service Capital Partners, LP, Service Capital Advisors and Dory Wiley may be deemed the beneficial owners of the shares. The address of Service Capital Partners, LP, Service Capital Advisors and Dory Wiley is 1700 Pacific Avenue, Suite 2020, Dallas, Texas 75201.

(11)

Based upon information set forth in Amendment No. 1 to Schedule 13G filed February 10, 2010 with the SEC. According to the filing, PRB Investors, L.P., PRB Advisors, L.L.C. , Andrew P. Bergman and Stephen J. Paluszek share voting and dispositive power with respect to 102,911 shares. The address of PRB Investors, L.P., PRB Advisors, L.LC., Andrew P. Bergman and Stephen J. Paluszek is 600 Third Avenue, 17th Floor, New York, New York 10016.

(12)

Based upon information set forth in a Schedule 13G filed May 1, 2009 with the SEC. Includes 34,131 shares that could be acquired upon conversion of shares of Convertible Preferred Stock. The address of Billy J. Bell is 2366 Ewing Ford Road, Bowling Green, Kentucky 42103.

AUDIT COMMITTEE REPORT

The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with our management the Company’s audited financial statements as of December 31, 2009 and 2008 and for each of the years in the two-year period ended December 31, 2009.  The Audit Committee also reviewed and discussed with Crowe Horwath LLP (formerly known as Crowe Chizek and Company LLC), the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 112, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Crowe Horwath LLP their independence.

Based upon such review and discussions, the Audit Committee has recommended to the Board of Directors that, and the Board of Directors has approved, the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Sarah Glenn Grise, Chairman
John Kelly
John Taylor
Freddie Travis
Kevin Vance

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the Company’s independent auditor.  During the years ended December 31, 2009 and December 31, 2008, the Company incurred the following principal independent auditor fees:

	2009	2008
Audit Fees (1)	$78,000	$72,000
Audit-Related Fees (2)	23,221	5,780
Tax Fees (3)	22,905	26,475
All Other Fees (4)	5,382	4,240
Total Fees	$129,508	$108,495

(1)	Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual and quarterly reports.
(2)	Includes services for consultation on various accounting matters and audit of collateral schedule.
(3)	Includes fees for tax return preparation, tax consulting and quarterly estimated income tax calculations.
(4)	Includes fees paid for software related to compliance with Sarbanes-Oxley Section 404.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company.  The policy requires that all services that the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee.  The Committee approved all audit and non-audit services provided by Crowe Horwath LLP during fiscal year 2009 prior to Crowe Horwath LLP performing such services.

ANNUAL REPORT

We will provide without charge to any shareholder, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which includes financial statements, which is required to be filed with the Securities and Exchange Commission.  Written requests should be directed to Kim Harmon, Citizens First Corporation, at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103, or at telephone number (270) 393-0700.

OTHER MATTERS

The Board of Directors does not know of any other matters that may be brought before the Meeting.  If, however, any such other matters are presented, the persons named in the accompanying proxy card or their substitutes will vote such proxy according to their best judgment on such matters.

By Order of the Board of Directors

/s/ Todd Kanipe
Todd Kanipe, President

All shareholders who do not expect to attend the Meeting are urged to complete, date, sign, and return the accompanying proxy card in the return envelope enclosed for that purpose.

Appendix A

CITIZENS FIRST CORPORATION

COMPENSATION COMMITTEE CHARTER

1. PURPOSE

The purpose of the Compensation Committee is to carry out the Board of Directors’ overall responsibility relating to executive compensation and executive succession planning, and oversight of key risk areas associated with compensation, benefits and human resource planning.  The Compensation Committee shall ensure the Company’s compensation policies and practices are in furtherance with the need to recruit, develop, and retain the highest caliber talent in order to achieve the Company’s business plans and optimize long-term financial returns.

2. COMPOSITION

The Compensation Committee shall be comprised of not less than three (3) members of the Board of Directors, each of whom shall be independent as defined by the listing standards of The Nasdaq Stock Market, and one of whom shall be its Chairperson. All Committee members shall also be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code.  The CEO shall serve as an ex officio member of the Committee.  The Committee and its Chairperson shall be appointed annually by a majority of the Board of Directors and may be removed by the Board in its discretion.  The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

3. MEETINGS

The Compensation Committee shall meet at least twice annually, at times and places decided by the Committee Chairperson.

4. RESPONSIBILITIES AND DUTIES

The Compensation Committee shall have the following authority and responsibilities:

A. Annually review and approve an executive compensation strategy to ensure that the Chief Executive Officer and other principal officers are compensated in a manner consistent with the Company’s philosophy that compensation should be commensurate with performance, together with the objectives of the Company, competitive practices, internal equity considerations, and the requirements of the appropriate regulatory bodies.

B. Ensure that the Annual Incentive Bonus Plan is designed and administered in a manner consistent with the Company’s compensation strategy.

C. Ensure that equity-related long-term incentive plans for management are designed and administered in a manner consistent with the Company’s commitment to building long-term shareholder

A-1

value and compensation strategy. The Compensation Committee shall annually review and recommend to the full Board any Plan changes including performance goals, vesting requirements, awards and dilution considerations.

D. Together with the full Board, annually review and establish the corporate goals and objectives for the CEO, and annually review the CEO’s performance in light of those established goals and objectives. Based on this review, the Compensation Committee shall have the sole authority to determine the CEO’s compensation, including salary, annual incentive bonus, and long-term equity compensation. In determining the long-term incentive component of CEO compensation, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years.

E. Together with the CEO and the full Board, annually review and establish the corporate goals and objectives for the Company’s non-CEO executive management.  With the CEO, annually review the performance of the members of the Company’s non-CEO executive management based on those established goals and objectives, and, upon recommendation of the CEO regarding the performance of the non-CEO executive management, review and approve the compensation for those executives, including base salary, annual incentive bonus, and long-term equity compensation.

F. Advise the CEO in matters relating to executive management succession; and oversee executive development initiatives.

G. If required, prepare a report each year concerning its performance of duties authorized by this Charter, for inclusion in the Company’s proxy statement.

H. Conduct an annual evaluation of the Committee’s performance in fulfilling its duties and responsibilities under this Charter.

I. Review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

J. If a compensation consultant is to assist the Committee in its evaluation of the Company’s CEO or senior officer compensation, the Compensation Committee shall have the sole authority to retain and terminate the consulting firm, including sole authority to approve the firm’s fees and other retention terms.  The Committee will also have the authority, to the extent it deems necessary or appropriate, to retain other advisors.  The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consulting firm other advisors employed by the Company.

A-2

PLEASE MARK VOTES AS IN THIS EXAMPLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 20, 2010 X Detach above card, sign, date and mail in postage paid envelope provided. PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. (JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS-IN-FACT, EXECUTORS, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE). PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY. REVOCABLE PROXY CITIZENS FIRST CORPORATION. Date Shareholder sign above Co-holder if any) sign above Please be sure to sign and date this Proxy in the box below The undersigned hereby appoints Dawn Forbes and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2010 Annual Meeting of Shareholders of Citizens First Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky on Thursday, May 20, 2010 at 3:30 p.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows: APPENDIX TO PROXY STATEMENT - FORM OF PROXY CARD Withhold For All For Authority Except For Against Abstain IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. 1. ELECTION OF DIRECTORS. Nominees: Steve Newberry, Jack Scheidler, John Taylor, Fred Travis 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION. To approve the non-binding proposal on the compensation of the Company’s named executive officers as described in the proxy statement. 4. OTHER MATTERS In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct. When properly executed, this proxy will be voted in the manner specified above by the shareholder. To the extent contrary specifications are not given, this proxy will be voted for the nominees listed in item 1, for approval of the ratification of the appointment of the independent registered public accounting firm and for approval of the non-binding proposal on the compensation of the Company’s named executive officers as described in the proxy statement. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2010. The notice of annual meeting of shareholders, proxy statement, proxy card and annual report on Form 10-K are available at www.cfpproxy.com/4863.